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                                       8-K
                                 Current Report


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): January 24, 2000



                HELLER FINANCIAL COMMERCIAL MORTGAGE ASSET CORP.
             (Exact name of registrant as specified in its charter)



          DELAWARE                  333-44299                36-4202202
(State or other Jurisdiction       (Commission            (I.R.S. Employer
       Incorporation)              File Number)         Identification Number)

                              ---------------------


                             500 West Monroe Street
                             Chicago, Illinois 60661
                          (principal executive offices)
                                 (312) 441-7000



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Item 5. OTHER EVENTS

         Description of the Certificates

         Heller Financial Commercial Mortgage Asset Corp. (the "Depositor") will cause to be filed with the Securities and Exchange Commission (the "Commission") pursuant to the Commission's Rule 424 a Prospectus Supplement and the Prospectus filed as part of Registration Statement, File No. 333-44299, in connection with the Depositor's issuance of a series of certificates, entitled Commercial Mortgage Pass-Through Certificates, Series 2000 PH-1 (the "Certificates"), to be issued pursuant to a Pooling and Servicing agreement among the Depositor, Midland Loan Services, Inc. as Master Servicer, Orix Real Estate Markets, LLC as Special Servicer, and LaSalle Bank National Association as Trustee.

         Corporate Authorization

         The Board of Directors has duly authorized the execution and delivery of the Certificates.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits

EXHIBIT NO. 99 DESCRIPTION

         Opinion of counsel to the Depositor as to the corporate power and authority in respect of the Pooling and Servicing Agreement and due authorization of the Certificates.



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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  January 24, 2000


HELLER FINANCIAL COMMERCIAL
  MORTGAGE ASSET CORP.


By: /s/ Thomas J. Bax
   ---------------------------------------------------
     Name:  Thomas J. Bax
     Title: Vice President




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